CAPITAL CONSTRUCTION FUND	12 Months Ended
Dec. 31, 2010
CAPITAL CONSTRUCTION FUND [Abstract]
CAPITAL CONSTRUCTION FUND
6.	CAPITAL CONSTRUCTION FUND

Matson is party to an agreement with the United States government that established a Capital Construction Fund (“CCF”) under provisions of the Merchant Marine Act, 1936, as amended. The agreement has program objectives for the acquisition, construction, or reconstruction of vessels and for repayment of existing vessel indebtedness. Deposits to the CCF are limited by certain applicable earnings. Such deposits are tax deductions in the year made; however, they are taxable, with interest payable from the year of deposit, if withdrawn for general corporate purposes or other non-qualified purposes, or upon termination of the agreement. Qualified withdrawals for investment in vessels and certain related equipment do not give rise to a current tax liability, but reduce the depreciable bases of the vessels or other assets for income tax purposes.

Amounts deposited into the CCF are a preference item for calculating federal alternative minimum taxable income. Deposits not committed for qualified purposes within 25 years from the date of deposit will be treated as non-qualified withdrawals over the subsequent five years.

Under the terms of the CCF agreement, Matson may designate certain qualified earnings as “accrued deposits” or may designate, as obligations of the CCF, qualified withdrawals to reimburse qualified expenditures initially made with operating funds. Such accrued deposits to, and withdrawals from, the CCF are reflected on the consolidated balance sheets either as obligations of the Company's current assets or as receivables from the CCF. At December 31, 2010 and 2009, Matson accrued a $4.4 million withdrawal from the CCF and a $4.4 million deposit to the CCF, resulting in a zero net balance in the consolidated balance sheets.